Exhibit 10.32

DEVELOPMENT AND LICENSE AGREEMENT

This DEVELOPMENT AND LICENSE AGREEMENT (the “Agreement”) is entered into as of October 18, 2002 (the “Effective Date”) by and among DURECT Corporation, a corporation organized and existing under the laws of Delaware and having its principal office at 10240 Bubb Road, Cupertino, California 95014, and Southern BioSystems, Inc., (“SBS”) a corporation organized and existing under the laws of Alabama and having its principal office at 756 Tom Martin Drive, Birmingham, Alabama 35211, a wholly-owned subsidiary of DURECT Corporation (DURECT Corporation and SBS together, “DURECT”), and BioPartners, GmbH, a corporation organized and existing under the laws of Switzerland and having its principal office at Baarermatte, 6340 Baar, Switzerland, (“BioPartners”) (DURECT and BioPartners hereinafter to be collectively referred to as the “Parties” and singly as a “Party”).

RECITALS

WHEREAS, DURECT is engaged in the research, development and manufacture of controlled-release drug delivery products;

WHEREAS, BioPartners is engaged in the research, development and commercialization of advanced biopharmaceutical products;

WHEREAS, DURECT possesses the right to license proprietary rights to a controlled-release technology that uses a high-viscosity base component to provide controlled release of active ingredients known as the SABERTM Delivery System;

WHEREAS, the Parties to this Agreement desire to collaborate in the development of the Drug Product (as hereinafter defined) based on the SABERTM Delivery System within the Field (as hereinafter defined);

WHEREAS DURECT wishes to license certain of such proprietary rights to the SABERTM Delivery System to BioPartners so that BioPartners may develop and commercialize the Drug Product in the Territory.

NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants set forth herein and other valuable consideration, it is agreed by and between the Parties as follows:

ARTICLE I

DEFINITIONS

For the purposes of this Agreement, the following words and phrases, whether used in the singular or plural, shall have the following meanings:

“Accounting Period” means a calendar quarter commencing on the first day of an

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Accounting Period, respectively January 1, April 1, July 1 and October 1, each being the first day, and finishing on the last day of an Accounting Period, respectively March 31, June 30, September 30 and December 31, each being the last day.

“Act” means the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., as such may be amended from time to time.

“Affiliate” means any corporation or other business entity which controls, is controlled by or is under common control with a Party. For purposes of this Section 1.3, “control” means, as of or subsequent to the Effective Date, direct or indirect ownership of more than fifty percent (50%) of the voting interest or income interest in a corporation or business entity, or such other relationship as in fact constitutes the actual control over the management, business and affairs of such corporation or business entity.

[* * *]

“BioPartners Inventions” shall have the meaning set forth in Section 12.5(b).

“BioPartners Patent Rights” means: (i) all Patents, if any, relating solely to the Drug Substance, which are owned by or licensed to BioPartners or its Affiliates as of the Effective Date or during the Term and (ii) all Patents covering BioPartners Inventions.

“BioPartners Technology” means: (i) any and all Technical Information related solely to the Drug Substance, which is owned, possessed, developed or acquired by or licensed to BioPartners or its Affiliates as of the Effective Date or during the Term and (ii) all BioPartners Inventions.

“Business Day” means a day on which banks are open for business in New York City.

“Cap” has the meaning set forth in Section 3.1(b).

“Clinical Program” has the meaning set forth in Section 4.1

“Clinical Program Milestone” means an event relating to the clinical development of the Drug Product as set forth in Section 4.2.

“Confidential Information” has the meaning set forth in Section 13.1.

“Current Good Manufacturing Practices” or “cGMP’s” means the requirements of the FDA with regard to the manufacture of drugs and finished pharmaceuticals as set forth in 21 CFR 210 and 211, as amended from time to time or any equivalent law in the Territory.

“Drug Product” means the human pharmaceutical injectable formulation of the Drug Substance in combination with the SABERTM Delivery System for use in the Field.

“Drug Product Registration” means an NDA approved by the FDA in the United States or any other government approval required by a government or regulatory authority of a

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

country in the Territory necessary to permit the development, manufacture, marketing, import, use and sale of the Drug Product in such country.

“Drug Substance” means the protein alpha-interferon, including any analog, or derivative thereof which: (a) has chemical structural similarity to, (b) binds to the same receptor as, and (c) has the same or substantially the same pharmacological function as alpha-interferon.

“DURECT Inventions” shall have the meaning set forth in Section 12.5(a).

“DURECT Patent Rights” means: (i) the Patents related to the SABERTM Delivery System in the Territory, including those Patents listed in Exhibit VII, which are owned by or licensed to DURECT or its Affiliates as of the Effective Date or during the Term and and (ii) all Patents covering DURECT Inventions, to which DURECT has the right to grant licenses or sublicenses hereunder.

“DURECT Research Expenses” means DURECT’s fully-allocated development costs of performing the activities of the Research Program as calculated in accordance with GAAP and SBS’s standard accounting practices.

“DURECT Technology” means: (i) any and all Technical Information related to the SABERTM Delivery System, which is owned, possessed, developed or acquired by or licensed to DURECT or its Affiliates as of the Effective Date or during the Term and (ii) all DURECT Inventions, to which DURECT has the right to grant licenses or sublicenses hereunder.

“Effective Date” has the meaning set forth in the preamble.

“Excluded Territory” means all the countries of [* * *] and their respective territories and possessions, except for the countries set forth on Exhibit V and their respective territories and possessions.

“FDA” means the United States Food and Drug Administration.

“Field” means the use of the Drug Product for the therapeutic areas of [* * *].

“First Commercial Sale” means, with respect to the Drug Product in any country in the Territory, the first arms-length sale of the Drug Product to a Third Party purchaser in such country of commercial quantities of the Drug Product by BioPartners or any of its Sublicensees or Affiliates (i) which is after the Drug Product Registration and commercial launch of the Drug Product in such country and (ii) which transfers title to the Drug Product to such Third Party purchaser; provided, however, that the First Commercial Sale shall not be deemed to have occurred if the sale is made to a Sublicensee or Affiliate (unless such Sublicensee or Affiliate is purchasing the Drug Product as an end user).

“GAAP” means United States generally accepted accounting principles consistently applied.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

“IND” means any Investigational New Drug Application filed with the FDA to initiate the conduct of human clinical trials with a drug pursuant to the Act and the regulations promulgated thereunder, including any amendments or supplements thereto.

“Invention” means any Technical Information which is created, made or developed by a Party as a result of or in connection with the subject matter of this Agreement and any patent applications or patents based thereon.

“Joint Development Team” or “JDT” has the meaning set forth in Section 7.1.

“Losses” has the meaning set forth in Section 11.1.

“Major Market” means one of [* * *].

“NDA” means a New Drug Application filed with the FDA for marketing approval for a drug pursuant to the Act and the regulations promulgated thereunder, including any amendments or supplements thereto.

“Net Sales” means the gross amount invoiced for all arm’s length sales of the Drug Product by BioPartners and its Sublicensees and Affiliates to Third Parties in the Territory, other than transfers among BioPartners and its Sublicensees or Affiliates (unless such Sublicensee or Affiliate is purchasing the Drug Product as an end user), less deductions in their normal and customary accounts as determined in accordance with GAAP for (a) actual trade, quantity and cash discounts, rebates and administrative fees (including, without limitation, U.S. Medicaid and Medicare programs and other private or governmental sponsored rebates and administrative fees paid to purchasing groups), credits, allowances, refunds and retroactive price reductions, including chargebacks; (b) any tax or government charge (other than income tax) levied on the sale, transportation or delivery of the Drug Product and borne by the seller thereof; and (c) any charges for freight, postage, shipping, import or export taxes which are borne by the seller, or insurance or charges for returnable containers which are borne by the seller.

“Option Period” has the meaning set forth in Section 8.7.

“Other Product” means a human pharmaceutical injectable formulation of [* * *].

“Patents” means any and all patent and patent applications (and equivalents thereof) throughout the Territory, and any and all improvements thereon, including any and all divisions, continuations, provisional applications, continuations-in-part, continued prosecution applications, requests for continued examination, additions, renewals, extension, re-examinations, reissues, supplementary protection certificates and all U.S. and foreign counterparts of the foregoing.

“Party” or “Parties” has the meaning set forth in the Preamble above.

“Phase I Clinical Trial” means the initial introduction of the Drug Product as an investigational new drug into humans designed to determine the metabolism and pharmacologic actions of the Drug Product in humans, the side effects associated with increasing doses and, if

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

possible, to gain early evidence on effectiveness, and also includes studies of drug metabolism, structure-activity relationships and mechanism of action in humans.

“Phase II Clinical Trial” means a controlled or uncontrolled clinical study conducted to evaluate the effectiveness of the Drug Product for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the Drug Product.

“Phase III Clinical Trial” means an expanded controlled or uncontrolled clinical trial performed after preliminary evidence suggesting effectiveness of the Drug Product has been obtained, in order to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the Drug Product and to provide an adequate basis for physician labeling.

“Regulatory Authority” means the FDA in the United States and any government or regulatory authorities in any country in the Territory that is a counterpart to the FDA and holds responsibility for granting Drug Product Registrations and other marketing approvals for the Drug Product in such country.

“Research Program” has the meaning set forth in Section 2.1.

“Research Program Information” means any Technical Information developed or obtained by either Party or their subcontractors or Sublicensees under or in connection with the Research Program.

“Research Program Plan” has the meaning set forth in Section 2.2(a).

“Research Program Milestone” has the meaning set forth in Section 2.2(a) and shall be as defined in Exhibit IX.

“Research Program Milestone Payment” has the meaning set forth in Section 3.2.

“Research Program Phase” has the meaning set forth in Section 2.2(a).

“SABER™ Delivery System” means DURECT’s SABER™ delivery system for imparting controlled release of drug active ingredients in the Field.

“SABER™ Ingredients” has the meaning set forth in Section 5.1.

“Sublicensees” has the meaning set forth in Section 8.3.

“Technical Information” means any and all information (including medical, toxicological, pharmacological and clinical), trade secrets, know-how, ideas, concepts, discoveries, disclosure claims, formulas, formulations, processes, methods, procedures, designs, compositions of matter, specifications, drawings, techniques, results, technologies, compounds, research, data, inventions, discoveries, whether or not patentable.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

“Term” means the term of the Agreement as set forth in Section 15.1.

“Territory” means all countries of the world and their respective territories and possessions, except: (i) the Excluded Territory and (ii) any country with respect to which the license granted to BioPartners under Article VIII has been terminated in accordance with the terms and conditions of this Agreement.

“Testing Laboratory” has the meaning set forth in Section 5.2(g).

“Third Party” means any person or entity other than DURECT, BioPartners, or any of their Affiliates.

“Total Credit Amount” has the meaning set forth in Section 3.1(b).

“United States” or U.S. means the United States of America and its territories and possessions.

“Work Plan” means a detailed outline of all activities to be performed by DURECT with respect to a Research Program Phase and the budget allocated to the performance of such activities as shall be developed and approved by the Joint Development Team in accordance with Section 2.2.

Unless specified to the contrary, references to Articles, Sections and/or Exhibits mean the particular Articles, Sections and/or Exhibits to this Agreement. Whenever used in this Agreement:

(i) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation”;

(ii) the word “day” means a calendar day unless otherwise specified;

(iii) the word “law” (or “laws”) means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a government entity;

(iv) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; and

(v) the words “commercially reasonable efforts” shall mean the standard that a reasonable business person would use for similar products of similar potential at a similar stage of development in the Territory.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ARTICLE II

RESEARCH PROGRAM

2.1 Research Program.

DURECT agrees to collaborate with BioPartners to conduct a research program with respect to the Drug Product to achieve the following overall objectives (the “Research Program”):

(i)	[* * *]; and

(ii)	[* * *].

2.2 Research Program Plan.

(a) Within thirty (30) days after the Effective Date of this Agreement, the Parties shall agree to a written research plan which shall set forth all activities to be performed by DURECT under the Research Program and the budget associated with such activities (“Research Program Plan”), a draft of which, in the form existing as of the Effective Date, is attached hereto as Exhibit IV. The Research Program Plan shall be divided into no more than [* * *] phases of work to be performed by DURECT (each a “Research Program Phase”) and shall define for each such Research Program Phase a single, objectively measurable milestone to be achieved by DURECT, the achievement of which shall signify the completion of all the activities to be performed by DURECT during such Research Program Phase (each a “Research Program Milestone”). The administration and review of all activities performed by DURECT under the Research Program Plan shall be the responsibility of the JDT as set forth under Section 7.3. All amendments to the Research Program Plan, including increases or decreases to the budget, shall be agreed to by the Parties in writing. The Research Program Plan, and any subsequent amendments thereto, shall be attached hereto as an exhibit and incorporated herein by reference.

(b) For each Research Program Phase identified under the Research Program Plan, the JDT shall develop and approve a written plan of work for such Research Program Phase (“Work Plan”) not later than sixty (60) days prior to the date on which work is anticipated to begin with respect to such Research Program Phase. Each such Work Plan shall include: (i) the activities to be performed by DURECT during such Research Program Phase; (ii) the Research Program Milestone to be achieved by DURECT identical with that set forth in the Research Program Plan; (iii) the criteria to be achieved by DURECT to demonstrate satisfaction of the Research Program Milestone; (iv) the target date by which DURECT shall achieve the Research Program Milestone with agreement that the Parties shall agree in good faith to adjustments of the specified dates of completion for the Research Program Milestones to take into account delays which are due to factors which are out of the reasonable control of DURECT and BioPartners; and (v) the budget allocated to such Research Program Phase from the overall Research Program budget set forth in the Research Program Plan. Upon completion of a Research Program Phase as determined by the JDT and as indicated by achievement of the associated Research Program Milestone and DURECT’s disclosure to BioPartners of all Research Program Information

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developed under such Research Program Phase and delivery of the appropriate pharmaceutical development report, DURECT shall then commence work on the next Research Program Phase until all Research Program Phases in the Research Program are completed or the Research Program is terminated earlier pursuant to Section 2.6.

2.3 DURECT’s Responsibilities.

(a) DURECT shall be responsible for performance of all activities under the Research Program Plan and shall use diligent and commercially reasonable efforts to perform such activities and to achieve the Research Program Milestones. DURECT shall conduct all such activities in accordance with the terms and conditions of this Agreement and all applicable law in the Territory.

(b) Subject to Section 3.1, DURECT agrees to procure or furnish suitable laboratory facilities and equipment for the work to be performed in connection with the Research Program.

(c) DURECT shall provide the JDT, and through the JDT to BioPartners, written progress reports on a [* * *] basis summarizing the progress of its activities relating to the Research Program within [* * *] days after the end of [* * *]. DURECT shall promptly provide to the JDT, and through the JDT to BioPartners, any Research Program Information developed, conceived of or acquired by DURECT.

(d) DURECT shall promptly inform the JDT in the event that it believes that it is unable to develop a formulation of the Drug Product that meets the specifications set forth on Exhibit VIII or if it is unable to achieve a Research Program Milestone by the target completion date determined by the JDT as set forth under a Work Plan.

(e) Within [* * *] days after completion of the Research Program as shall be determined by the JDT, DURECT shall supply BioPartners with a [* * *].

2.4 Subcontracting by DURECT.

Notwithstanding Section 17.1, DURECT shall have the right to utilize the services of a Third Party and/or any of its Affiliates to carry out DURECT’s obligations set forth under the Work Plans, subject to the prior written approval of BioPartners, such approval not to be unreasonably withheld or delayed. Notwithstanding such approval by BioPartners for the use of a Third Party or an Affiliate of DURECT as set forth herein, DURECT shall remain fully responsible for the performance of DURECT’s obligations under this Agreement. In the event that DURECT is permitted to utilize a Third Party or any of its Affiliates to carry out DURECT’s obligations under the Work Plans, DURECT warrants that the terms and conditions of any agreements with such Third Party or Affiliate relating to the activities to be performed under the Work Plans shall be in accordance with the terms and conditions set forth in this Agreement.

2.5 BioPartner’s Responsibility.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

BioPartners shall, at its sole expense, use commercially reasonable efforts to conduct all activities under the Research Program not allocated to DURECT under the Research Program Plan including all [* * *].

2.6 Termination of Research Program.

BioPartners shall have the right to terminate the Research Program in a country in the Territory or in the entire Territory at any time upon [* * *] days’ written notice to DURECT in the event that it determines at its sole discretion that it is no longer in its commercial or business interest to pursue the development of the Drug Product, and BioPartner’s licenses under Article VIII will immediately terminate with regard to such country in the Territory or in the entire Territory as applicable. In the event that BioPartners terminates the Research Program in any country or the entire Territory for any reason other than due to the [* * *], BioPartners shall reimburse DURECT within [* * *] days of such termination an amount equal to [* * *].

2.7 Miscellaneous.

BioPartners shall have the right to arrange for its employees and outside consultants involved in the development and commercialization of the Drug Product to visit DURECT and its offices and laboratories, and to discuss the Research Program and its results in detail with the technical personnel and consultants of DURECT; provided that such visits shall be during normal business hours and shall not unreasonably interrupt the operations of DURECT. Such visits shall be at the expense of BioPartners.

ARTICLE III

FUNDING OF RESEARCH PROGRAM

3.1 Funding of Research Program

(a) DURECT and BioPartners shall each be responsible for the payment of [* * *] of all DURECT Research Expenses reasonably incurred by DURECT in connection with the Research Program; provided that, with respect to any Research Program Phase, BioPartners shall not be obligated to pay for any portion of the DURECT Research Expenses that exceeds the then current budget set forth in the Work Plan for such Research Program Phase, and DURECT shall not be obligated to perform work which would result in DURECT Research Expenses in excess of the then current budget set forth in such Work Plan without the prior written agreement of the Parties to amend the budget. Subject to Section 3.1(b), the Parties shall consider and agree in good faith to any increase to the budget in a Work Plan which is reasonably necessary for performance of such Research Program Phase. DURECT shall invoice BioPartners for [* * *] of such DURECT Research Expenses. Such amounts shall be invoiced by DURECT on a [* * *] basis and shall be paid to DURECT within [* * *] days of BioPartners’ receipt of such invoice. DURECT shall retain copies of any receipts, bills, invoices, expense account information and any other supporting data for DURECT’s Research Expenses which BioPartners shall have the right to audit in accordance with Section 8.5. On a quarterly basis, DURECT shall submit to the JDT an itemized listing of the DURECT Research Expenses incurred by DURECT in the prior

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

quarter. BioPartners shall be responsible for all of its own expenses relating to the Research Program.

(b) Notwithstanding Section 3.1(a), DURECT shall have the right, by written notice to BioPartners, [* * *].

(c) In consideration of the funding of the Research Program by BioPartners set forth under Section 3.1(a), BioPartners shall be granted warrants to purchase shares of common stock of DURECT Corporation pursuant to the form Warrant Agreements attached hereto as Exhibit I and incorporated herein by reference.

3.2 Research Program Milestone Payments.

In addition to any amounts payable to DURECT under Section 3.1, if DURECT achieves a Research Program Milestone, as set forth under a Work Plan, and provides to BioPartners all Reseach Program Information and pharmaceutical development reports as set forth in Section 2.2(b), BioPartners shall pay to DURECT a milestone payment equal to [* * *] reasonably incurred by DURECT under such Work Plan (each a “Research Program Milestone Payment”). Upon the achievement of the Research Program Milestone, DURECT shall invoice BioPartners for the Research Program Milestone Payment. Such Research Program Milestone Payment invoiced by DURECT shall be paid to DURECT within [* * *] days of BioPartners’ receipt of such invoice.

3.3 Minimum Amount of DURECT Research Expenses.

Regardless of the DURECT Research Expenses actually incurred by DURECT for the conduct of the Research Program, BioPartners’ compensation to DURECT under this Article III for its share of the DURECT Research Expenses shall be at least US $[* * *] for each calendar year until the completion of DURECT’s activities under the Research Program Plan. The foregoing required minimum yearly spend shall be pro-rated for partial years.

3.4 Suspension of Milestone Payment.

In the event that DURECT does not meet a Research Program Milestone (as set forth under a Work Plan), BioPartners shall have the right to suspend the corresponding Research Program Milestone Payment as set forth under Section 3.2 and shall be excused from the performance of such payment obligation until DURECT has met such Research Program Milestone as shall be determined by the JDT.

3.5 Suspension of Work.

DURECT shall not be required to commence any work under a new Work Plan until DURECT has been paid (i) all DURECT Research Expenses that are due and payable to DURECT under all previous Work Plans, and (ii) all previous Research Program Milestone Payments that are due and payable to DURECT.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ARTICLE IV

CLINICAL PROGRAM

4.1 Clinical Program.

BioPartners shall, at its sole expense, use commercially reasonable efforts to (i) conduct all activities relating to the Clinical Program for the Drug Product and (ii) make all applications, requests for authorizations and submissions of the Research Program Information or information obtained under the Clinical Program, for the purposes of obtaining the Drug Product Registration in the Territory (the “Clinical Program”). Subject to the terms and conditions of this Agreement, BioPartners shall at its sole discretion determine the Clinical Program activities to be performed with respect to the Drug Product and the Drug Product Registrations to be obtained necessary for the commercialization of the Drug Product in the Territory.

4.2 Clinical Program Milestones.

(a) After the date of the completion of the Research Program, as shall be determined by the JDT, BioPartners shall use commercially reasonable efforts to achieve the milestones relating to the Clinical Program on or before the specified date of completion set forth on Exhibit II, which is attached hereto and incorporated herein by reference (each a “Clinical Program Milestone”); provided, that DURECT shall have supplied all the SABERTM Ingredients to BioPartners in accordance with Article V and shall have provided all necessary information and regulatory documents in accordance with Section 4.3. Notwithstanding the foregoing, in the event that DURECT does not supply all the SABERTM Ingredients to BioPartners in accordance with Article V or provide all necessary information and regulatory documents in accordance with Section 4.3, then each date specified on Exhibit II shall be extended day for day the number of days that DURECT is late in supplying the SABERTM Ingredients or in providing such information and BioPartners shall achieve the milestones relating to the Clinical Program on or before such revised dates. Additionally, the Parties shall agree in good faith to adjustments of the specified dates of completion for the Clinical Milestones (and shall amend Exhibit II accordingly) to take into account delays which are due to factors which are out of the reasonable control of BioPartners.

(b) In the event that BioPartners does not meet a Clinical Program Milestone within the applicable timeframe set forth under Section 4.2(a), DURECT may elect to, at its sole discretion, upon written notice to BioPartners, (i) terminate the restrictions on DURECT as set forth in Section 8.4 and 8.5(a) in any or all countries in the Territory, or (ii) terminate BioPartners’ license in Section 8.1 in any or all countries in the Territory.

4.3 DURECT’s Cooperation.

(a) DURECT shall use commercially reasonable efforts to cooperate with BioPartners to obtain the Drug Product Registrations in the Territory by providing any information or other materials relating to the conduct of the Research Program or the SABERTM Delivery System as BioPartners shall reasonably request.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(b) DURECT shall, upon request from BioPartners make reasonably available to BioPartners members of the research, development and technical staff of DURECT assigned to the Research Program in order to assist BioPartners in the scale-up of operations and in the commercialization of the Drug Product in the Territory.

(c) BioPartners shall compensate DURECT [* * *] in connection with DURECT’s activities which are undertaken pursuant to this Section 4.3, as shall have been approved in advance by the JDT. DURECT shall invoice BioPartners on a [* * *] basis for such costs. BioPartners shall pay DURECT the amounts payable within [* * *] days after receipt of such invoice by BioPartners.

4.4 Termination of Clinical Program.

BioPartners shall have the right to terminate the Clinical Program in a country in the Territory or in the entire Territory at any time upon [* * *] days’ written notice in the event that it determines at its sole discretion that it is no longer in its commercial or business interest to pursue the development of the Drug Product. In the event BioPartners so notifies DURECT that the Clinical Program shall be terminated with respect to a country in the Territory or in the entire Territory, the license granted to BioPartners under Article VIII with regard to such country or the entire Territory, as applicable, will terminate [* * *] days after the date of receipt of such written notice by DURECT.

ARTICLE V

DURECT MANUFACTURE AND SUPPLY

5.1 DURECT Manufacture and Supply During Clinical Phase.

(a) Subject to the terms and conditions set forth herein, DURECT shall manufacture and supply to BioPartners, and BioPartners shall purchase from DURECT [* * *] (collectively, the “SABER™ Ingredients”) to be used for the conduct of the Research Program and the Clinical Program. DURECT shall not appoint a Third Party or Affiliate to manufacture the SABER™ Ingredients without the prior written consent of BioPartners, such consent not to be unreasonably withheld or delayed.

(b) The specifications for the SABER™ Ingredients, including any packaging and labeling specifications, shall be agreed upon in writing by the JDT. Any modifications to such specifications shall be agreed upon in writing by the JDT. The specifications for the SABER™ Ingredients, and any subsequent amendments, shall be attached hereto as an exhibit and incorporated herein by reference.

(c) The SABERTM Ingredients supplied by DURECT shall be used by BioPartners solely for the purpose of developing the Drug Product pursuant to this Agreement.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(d) DURECT shall supply the SABERTM Ingredients in accordance with the Section 5.2(f) to BioPartners at [* * *]. Any increases to the purchase price of the SABER™ Ingredients that is [* * *] shall be subject to the prior written consent of BioPartners.

5.2 Terms and Conditions Applicable to Clinical Supply.

(a) Within [* * *] prior to the date which BioPartners anticipates commencement of the Clinical Program, BioPartners shall submit an estimate of the quantity of the SABER™ Ingredients that BioPartners expects to purchase from DURECT during the succeeding [* * *] calendar quarters. Thereafter, on or before the [* * *] day of each following calendar quarter, BioPartners shall submit an updated forecast of its requirements of the SABER™ Ingredients from DURECT for the succeeding [* * *] calendar quarters. These forecasts shall be non-binding and shall be used by DURECT for planning purposes only. The parties may, by mutual agreement, in good faith adjust the terms relating to forecasting and purchase order lead time as necessary from time to time.

(b) Not later than [* * *] days prior to commencement of each calendar quarter, BioPartners shall submit to DURECT a purchase order for such quantity of the SABER™ Ingredients as BioPartners commits to purchase from DURECT during such calendar quarter, with a statement of the dates on which delivery shall be required and shipping instructions therefor (a “Firm Order”). DURECT shall confirm to BioPartners in writing, within [* * *] days after receipt thereof, the receipt by DURECT of each Firm Order submitted in accordance with this Section, and shall use commercially reasonable efforts to deliver the specified quantity of the SABER™ Ingredients in accordance with the delivery schedule set forth in such Firm Order. DURECT shall exercise commercially reasonable efforts to comply with changes to a Firm Order that BioPartners may request after acceptance by DURECT of such Firm Order but shall not be liable for its inability to do so. Firm Orders may be amended by mutual agreement of the Parties.

(c) DURECT shall deliver the quantity of the SABER™ Ingredients set forth in each Firm Order, along with appropriate documentation including Certificate of Analysis and other documentation to be defined by the Parties, to a location designated in writing by BioPartners, FOB (as defined in the Uniform Commercial Code) DURECT’s designated manufacturing facility. Title to the SABER™ Ingredients shall pass to BioPartners at the time of shipment from DURECT’s facility.

(d) DURECT shall promptly invoice BioPartners for all quantities of the SABER™ Ingredients delivered in accordance herewith. Payment with respect to a shipment shall be due [* * *] days after receipt by BioPartners of such invoice. The terms and conditions of this Agreement shall exclusively govern the purchase and supply of products hereunder and shall override any conflicting, amending and/or additional terms contained in any Firm Order or DURECT invoice.

(e) Should DURECT experience manufacturing difficulties that result in a significant delay in delivery, DURECT shall promptly advise BioPartners of such delay and work together with BioPartners in good faith to develop a solution to address such delay. Except as excused under Section 17.7, in the event that DURECT does not deliver the SABER™

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Ingredients within [* * *] days after the delivery date set forth in the applicable Firm Order, BioPartners shall have the right to suspend its payment obligations for such SABER Ingredients until DURECT has delivered such SABER™ Ingredients.

(f) DURECT warrants that, at the time of delivery of the SABER™ Ingredients to BioPartners: (i) such SABER™ Ingredients will have been manufactured, stored and shipped in accordance with all applicable laws in the Territory, including applicable cGMP’s; (ii) such SABER™ Ingredients will have been manufactured in accordance, and be in conformity, with the specifications for the SABER™ Ingredients agreed to by the JDT under Section 5.1(b); (iii) such SABER™ Ingredients will not be adulterated or misbranded under the Act or any equivalent law in the Territory; (iv) title to such SABER™ Ingredients will pass to BioPartners as provided herein free and clear of any security interest, lien or other encumbrance; (v) such SABER™ Ingredients will have been manufactured in facilities that are in material compliance with all applicable laws at the time of such manufacture (including applicable inspection requirements of FDA and other regulatory authorities in the Territory); and (vi) such SABER™ Ingredients may be introduced into interstate commerce pursuant to the Act.

(g) In the event that, within [* * *] days after delivery thereof by DURECT, any SABER™ Ingredients supplied by DURECT do not conform to the warranties set forth under Section 5.2(f), BioPartners shall give DURECT notice thereof (including a sample of such SABER™ Ingredients). DURECT shall undertake appropriate testing of such sample and shall notify BioPartners whether it has confirmed such non-conformity within [* * *] days after receipt of such notice from BioPartners. If DURECT notifies BioPartners that it has not confirmed such non-conformity, the Parties shall submit the disputed batch to an independent testing laboratory mutually acceptable to the Parties (the “Testing Laboratory”) for testing. The findings of the Testing Laboratory shall be binding on the Parties, absent manifest error. The expenses of the Testing Laboratory shall be borne by DURECT if the testing confirms the non-conformity and by BioPartners if the testing does not confirm the non-conformity. If the Testing Laboratory or DURECT confirms that a batch of SABER™ Ingredients does not conform to the warranties set forth under Section 5.2(f), DURECT shall promptly, at the election of BioPartners, (i) supply BioPartners with a conforming quantity of the SABER™ Ingredients at DURECT’s expense or (ii) reimburse BioPartners for the costs of paid by BioPartners for such non-conforming SABER™ Ingredients, and shall additionally reimburse BioPartners for any out of pocket costs relating to the disposal or return to DURECT of such SABER™ Ingredients. The rights and remedies provided in this clause shall be the exclusive remedy of BioPartners for non-conforming products. DURECT EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(h) DURECT shall maintain, or cause to be maintained (i) all records necessary to comply with all applicable law in the Territory relating to the manufacture of the SABER™ Ingredients supplied to BioPartners hereunder, including the cGMP’s; (ii) all manufacturing records, standard operating procedures, equipment log books, batch records, laboratory notebooks and all raw data relating to the manufacture of SABER™ Ingredients; and (iii) such other records as BioPartners may reasonably require in order to ensure compliance by DURECT with the terms and conditions of this Agreement. All such material shall be retained for such

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

period as may be required by cGMP’s or any other applicable law in the Territory, whichever is longest.

(i) DURECT agrees that BioPartners and its agents shall have the right, upon reasonable prior notice to DURECT, to inspect any location where SABER™ Ingredients are being manufactured, as applicable, including inspection of (i) the materials used in the manufacture of the SABER™ Ingredients; (ii) the holding facilities used in the manufacture of the SABER™ Ingredients; (iii) the equipment used in the manufacture of the SABER™ Ingredients, and (iv) all records relating to such manufacturing in each such manufacturing facility. Following such audit, BioPartners shall discuss its observations and conclusions with DURECT and corrective actions shall be agreed in writing upon by BioPartners and DURECT within [* * *] days thereafter. DURECT shall implement such corrective action within [* * *] days after the Parties reach such agreement, unless otherwise agreed in writing by the Parties.

(j) DURECT shall notify BioPartners by telephone within [* * *] business day, and in writing within [* * *] business days, after learning thereof, of any proposed or unannounced visit or inspection of any facility used in the manufacture of SABER™ Ingredients or any manufacturing Process used in connection with the manufacture of SABER™ Ingredients, by any Regulatory Authority, and shall permit BioPartners or its agents to be present and participate in such visit or inspection. DURECT shall provide to BioPartners a copy of any report and other written communications received from such Regulatory Authority in connection with such visit or inspection, and any written communications received from such Regulatory Authority, within [* * *] business days after receipt thereof, and shall consult with BioPartners concerning the response of DURECT to each such communication. DURECT shall provide BioPartners with a copy of all draft responses for comment as soon as possible and all final responses for review and approval, which shall not be unreasonably withheld or delayed, within [* * *] business days prior to submission thereof.

5.3 Supply Agreement for the Commercial Phase.

Prior to BioPartners’ receipt of the first Drug Product Registration in the Territory, the Parties shall negotiate in good faith and shall agree in writing, subject to the pricing set forth in Section 5.1(d) and further subject to the cost savings realized through the mass production of SABER™ Ingredients, to a supply agreement relating to the supply by DURECT of the SABER™ Ingredients to BioPartners for purposes of the commercialization of the Drug Product. BioPartners agrees that DURECT shall have the right to supply all GMP-qualified SABER ™ Ingredients for the commercial supply of the Drug Product.

ARTICLE VI

BIOPARTNERS MANUFACTURE AND SUPPLY

6.1 BioPartners Manufacture and Supply.

(a) BioPartners shall supply the Drug Substance to DURECT at no cost to DURECT for the conduct of the Research Program by DURECT in such quantities and on such

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

delivery dates agreed to in writing by the Parties pursuant to this Agreement and in compliance with all applicable laws, including the cGMP’s. The Drug Substance supplied by BioPartners shall be used by DURECT solely for the conduct of the Research Program for BioPartners pursuant to this Agreement.

(b) After delivery by BioPartners to DURECT, DURECT shall maintain and store the Drug Substance in good condition in accordance with all applicable law in the Territory, including the cGMP’s. Upon termination or expiration of this Agreement, DURECT shall promptly return to BioPartners all unused quantities of the Drug Substance.

ARTICLE VII

THE JOINT DEVELOPMENT TEAM

7.1 The Joint Development Team.

As soon as practicable after the execution of this Agreement, but no later than thirty (30) days after the Effective Date, the Parties shall establish a joint development team (the “Joint Development Team” or “JDT”). The JDT will be composed of [* * *] members selected by DURECT, and [* * *] members selected by BioPartners. Each Party, at its sole discretion, may at any time upon written notice to the other Party replace the members selected by it. Each Party shall appoint at least [* * *] member who shall be an individual within the senior management of such Party. Those representatives of each such Party shall, individually or collectively, have expertise in pharmaceutical drug development and/or marketing. Each Party shall use commercially reasonable efforts to cause its respective representatives to attend all meetings of the JDT. Each Party shall bear any travel and out-of-pocket expenses incurred by its members in connection with the JDT’s meetings.

7.2 Meetings.

The JDT shall meet [* * *] or as otherwise mutually agreed upon by the Parties. Meetings of the JDT may be held by the physical presence of its members or by teleconference or videoconference. At each meeting of the JDT, the JDT shall review the progress with respect to the Research Program during the previous three (3) month period.

7.3 Responsibilities.

The JDT shall be charged with managing and overseeing the conduct of the Research Program and performing other tasks and duties specified in the Agreement. The responsibilities and authority of the JDT may be adjusted as the Parties shall agree in writing. The JDT shall perform any additional tasks as shall be agreed to by the Parties in writing.

7.4 Decision Making and Authority.

Except for (i) [* * *], (ii) [* * *] or (iii) [* * *], any disagreement within the JDT not resolved within the JDT within [* * *] days will be promptly presented by the members on the JDT to the executive at each of DURECT and BioPartners who has the principal responsibility

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

for his or her respective company’s work under this Agreement, or who is designated by such Party from time to time for the purpose of resolving such disagreements. Such executives shall meet to discuss each Party’s view and to explain the basis for disagreement. If such executives are unable to resolve such dispute within [* * *] days of their meeting, the matter shall be resolved by the BioPartners executive who has the principal responsibility for BioPartners’ work under this Agreement or who is designated by BioPartners. Notwithstanding the foregoing, nothing herein, and no decision made under this Section 7.4 shall be deemed to modify or supersede the express terms and conditions of the Agreement.

7.5 Termination of JDT.

Once all follow-up review of the Research Program has been completed, the activities of the JDT shall terminate on a date as shall be agreed upon by the JDT.

ARTICLE VIII

GRANT OF LICENSE

8.1 License.

Subject to the terms and conditions of this Agreement, DURECT grants to BioPartners, and BioPartners accepts, the non-transferable, sole and exclusive right and license under the DURECT Patent Rights and DURECT Technology (with the right to grant sublicenses as set forth in Section 8.3) to the extent necessary to develop, manufacture, market, import, use or sell the Drug Product within the Field throughout the Territory.

8.2 Term of License.

(a) Subject to Section 8.2(b), the term of the license granted under Section 8.1 shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall terminate as to each country in the Territory upon the expiration of the later of:

(i) the expiration or invalidation of the last to expire or be invalidated of the DURECT Patent Rights which but for this Agreement would be infringed by the sale of the Drug Product based on such DURECT Patent Rights in such country, including any extension of such DURECT Patent Rights; and

(ii) [* * *] years after the First Commercial Sale in such country of the Drug Product.

(b) Except as provided in Section 15.3(b)(i), all licenses granted under this Article VIII shall terminate upon the termination or expiration of the Agreement.

8.3 Sublicense.

Subject to the terms and conditions of this Agreement, BioPartners has the nontransferable, sole and exclusive right to grant sublicenses under its license pursuant to Section

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

8.1 to any Third Party or Affiliate (a “Sublicensee”). BioPartners shall ensure that (i) each Sublicensee shall be subject to and shall comply with terms and conditions that are no less stringent than those set forth under this Agreement; and (ii) the rights of DURECT under this Agreement shall not be prejudiced, reduced or limited in any way as a result of such sublicense of rights. In the event that the license granted to BioPartners in Section 8.1 is terminated with respect to any country in the Territory, all sublicenses granted by BioPartners to Sublicensees hereunder in such country shall simultaneously terminate unless otherwise agreed to by DURECT.

8.4 Exclusivity.

Subject to Section 4.2(b), during the Term, DURECT shall not, and shall not authorize nor license any Third Party or Affiliate any right under the DURECT Patent Rights or DURECT Technology to develop, manufacture, market, import, use or sell the Drug Product within the Field in any countries in the Territory with respect to which the license granted to BioPartners under Section 8.1 has not been terminated or expired.

8.5 Non-Competition.

(a) Subject to Section 4.2(b) and Section 15.4, during the Term, DURECT shall not, and shall not authorize nor license any Third Party or Affiliate to develop, manufacture, market, import, use, sell or otherwise commercialize a product [* * *] in any countries in the Territory with respect to which the license granted to BioPartners under Section 8.1 has not been terminated or expired. In the event of a change of control of DURECT in which DURECT becomes controlled by a Third Party, the restrictions contained in Section 8.5(a) [* * *].

(b) During the Term, BioPartners shall not, and shall not authorize nor license any Third Party or Affiliate to develop, manufacture, market, import, use or sell or otherwise commercialize a [* * *]. In the event of a change of control of BioPartners in which BioPartners becomes controlled by a Third Party, the restrictions contained in Section 8.5(b) [* * *].

8.6 Commercial Diligence.

All activities relating to the commercialization of the Drug Product in the Territory shall be determined by BioPartners at its sole discretion and expense; provided, that BioPartners shall use commercially reasonable efforts to commercialize the Drug Product in the Territory.

8.7 Option to License the Other Product.

For a period commencing from the Effective Date until [* * *] months thereafter (the “Option Period”), DURECT hereby grants to BioPartners an irrevocable (unless the option or this Agreement has been terminated or has expired), sole and exclusive right and option to acquire an exclusive license under the DURECT Patent Rights and DURECT Technology to develop, manufacture, market, import, use or sell the Other Product in the Territory during the Term. This option may be exercised by BioPartners at any time during the Option Period upon written notice of its exercise of the option to license to DURECT. In the event that (i)

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

BioPartners has not given written notice to DURECT within the Option Period stating that it is exercising its option or (ii) BioPartners has failed to meet a Clinical Program Milestone within the applicable timeframe set forth under Section 4.2, such option shall be terminated and DURECT shall no longer have any obligations to BioPartners under such option. In the event that BioPartners exercises the option under this Section 8.7, then BioPartners’ right to develop, manufacture, market, import, use and sell the Other Product shall be subject to all of the terms and conditions of this Agreement (except substituting the term “Other Product” for “Drug Product” and the term “[* * *]” for “Drug Substance”) provided, however, that the term “Territory” as used under this Agreement with respect to the Other Product at the time of the exercise of the option by BioPartners shall only include those countries in which BioPartners has the right to develop, manufacture, market, import, use and sell [* * *] at the time of the exercise of the option, but the definition of Territory shall be modified from time to time in accordance with the terms of this Agreement. BioPartners shall provide written notice to DURECT setting forth each country in which it has such rights to [* * *] upon the request of DURECT.

8.8 Addition of Countries in Excluded Territory.

(a) In the event that during the Term, DURECT decides to develop, manufacture, market, import, use or sell the Drug Product, or to appoint a Third Party or Affiliate to do so, in any country in the Excluded Territory, DURECT shall first offer in writing to BioPartners the right to develop, manufacture, market, import, use or sell the Drug Product itself in such country under the terms of this Agreement with such country incorporated in to the definition of Territory, including the right to appoint Sublicensees under Section 8.3. If within [* * *] days of receipt of such offer, BioPartners (i) has not obtained the right to develop, manufacture, market, import, use and sell the Drug Substance in such country from a Third Party, or (ii) has not accepted such offer in writing, DURECT shall have the right to develop, manufacture, market, import, use or sell the Drug Product itself in such country in the Excluded Territory or to enter into appropriate agreements and arrangements with a Third Party or an Affiliate with regard thereto.

(b) From time to time during the Term, BioPartners shall have the right, upon written notice to DURECT, to incorporate a country in the Excluded Territory into the definition of Territory provided that at the time of such notice by BioPartners: (i) BioPartners has rights to the Drug Substance in such country, and subject to Section 8.8(a), (ii) DURECT and/or its Affiliates have not commenced development of, and DURECT has not made a commitment to a Third Party (including active two-way discussions directed towards a possible commercial relationship that can be evidenced by correspondence) with respect to, a product incorporating the Drug Substance in such country.

(c) In the event: (i) BioPartners sublicenses its license under Section 8.1 to a Sublicensee in any country in the Excluded Territory, and (ii) BioPartners does not receive nor recognize revenue from the Net Sales made by such Sublicensee in such country in the Excluded Territory, then the Net Sales of such Sublicensee in such country shall not be included in the annual Net Sales of BioPartners for the purposes of determining the royalty rate payable by BioPartners under Exhibit III.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ARTICLE IX

ROYALTIES

9.1 Royalties.

(a) Subject to the terms and conditions of this Agreement and for the duration of any surviving license granted to BioPartners in Section 8.1, BioPartners will pay DURECT, in each calendar year, a royalty on Net Sales of Drug Product in the each country of the Territory according to the schedule as set forth on Exhibit III, which is attached hereto and incorporated herein by reference.

(b) Royalties in accordance with Exhibit III shall be paid quarterly as of March 31, June 30, September 30 and December 31 (each being the last day of an Accounting Period) within [* * *] days after the end of each Accounting Period in which such Net Sales occur, commencing with the calendar quarter in which the First Commercial Sale of the Drug Product is made by BioPartners or its Sublicensees or Affiliates.

(c) The obligation to pay royalties to DURECT under Subsection (a) above shall be imposed only once with respect to any sale of the Drug Product, regardless of the number of DURECT Patent Rights covering or the DURECT Technology licensed by DURECT to BioPartners. There shall be no obligation to pay royalties to DURECT under Subsection (a) above on sales or transfer of the Drug Product between or among BioPartners, its Affiliates and its Sublicensees (unless such Sublicensee or Affiliate is an end user of the Drug Product).

9.2 Mode of Payment.

BioPartners shall make all payments required under this Agreement in United States Dollars to DURECT by wire transfer of immediately available funds to a bank account of DURECT designated by DURECT from time to time in accordance with this Agreement. With respect to sales which are not denominated in United States Dollars, payments shall be calculated based on currency exchange rates for the calendar quarter for which remittance is made for royalties. For each currency, such exchange rate shall equal the arithmetic average of the daily exchange rates (obtained as described below) during the calendar quarter. Each daily exchange rate shall be obtained from The Wall Street Journal, Eastern United States Edition, or, if not so available, as otherwise agreed to in writing by the Parties.

9.3 Tax Withholding.

If any law or regulation requires the withholding by BioPartners or its Sublicensees of any taxes due on payments to be remitted to DURECT, such taxes shall be deducted from the amounts paid to DURECT. If the taxes are deducted from the amounts paid to DURECT, then BioPartners shall use commercially reasonable efforts to furnish DURECT proof of payment of all such taxes and shall reasonably cooperate with DURECT in any efforts by DURECT to obtain a credit for such taxes.

9.4 Accounting and Audit.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(a) BioPartners agrees to keep clear, accurate and complete records for a period of at least [* * *] years (or such longer period as may correspond to BioPartners’ internal records retention policy) for each reporting period in which sales occur showing the manufacturing, sales, use and other disposition of the Drug Product in sufficient detail to enable the share of Net Sales payable hereunder to be determined, and further agrees to permit its books and records to be examined by an independent accounting firm selected by DURECT and reasonably satisfactory to BioPartners, from time-to-time to the extent necessary, but not more frequently than once [* * *]. Such examination by an independent accounting firm under this Section 9.4(a) is to be made at the expense of DURECT, except that if the results of the audit for any year reveal that BioPartners has underpaid DURECT with respect to any country by an amount exceeding the audit fees in any individual country of the Territory for such year, then the audit fees shall be paid by BioPartners. The amount of any such underpayment will be promptly paid to DURECT.

(b) DURECT agrees to keep clear, accurate and complete records for a period of at least [* * *] years (or such longer period as may correspond to DURECT’s internal records retention policy) in sufficient detail to substantiate the determination of the DURECT Research Expenses hereunder, and further agrees to permit its books and records to be examined by an independent accounting firm selected by BioPartners and reasonably satisfactory to DURECT, from time-to-time to the extent necessary, but not more frequently than once [* * *]. Such examination by an independent accounting firm under this Section 9.4(b) is to be made at the expense of BioPartners, except that if the results of the audit for any year reveal that DURECT has overcharged BioPartners by an amount exceeding the audit fees, then the audit fees shall be paid by DURECT. Any such overpayment by BioPartners will be promptly reimbursed by DURECT.

ARTICLE X

REPRESENTATIONS AND WARRANTIES

10.1 Representations and Warranties of DURECT.

DURECT represents and warrants to BioPartners that:

(a) The execution, delivery and performance of this Agreement by DURECT Corporation and SBS shall not, with or without notice or the passage of time or both, result in any violation of or constitute a default under any material contract, obligation or commitment to which either DURECT Corporation or SBS is a party or by which either is bound, or any statute, rule or governmental regulation applicable to either DURECT Corporation or SBS. This Agreement constitutes a valid and binding obligation of each of DURECT Corporation and SBS, enforceable in accordance with its terms.

(b) DURECT Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and SBS is a corporation duly organized, validly existing and in good standing under the laws of the State of Alabama, and each of DURECT Corporation and SBS has all requisite legal and corporate power and authority to carry on its business, grant the licenses to be granted by DURECT hereunder and to carry out and

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

perform its obligations hereunder. All corporate action on the part of DURECT Corporation and SBS and their respective officers and directors necessary for the entering into of this Agreement, the grants of licenses pursuant hereto and the performance of the obligations of DURECT Corpration and SBS hereunder has been taken.

(c) DURECT shall perform all of its obligations set forth under this Agreement in compliance with all applicable law in the Territory, including, if applicable, the cGMP’s.

(d) DURECT is the owner of, or has sufficient rights to, all of the DURECT Patent Rights and the DURECT Technology in the Territory to grant to BioPartners the licenses granted hereunder. All DURECT Patent Rights are in full force and effect and free of all liens, charges, encumbrances and security interests. To the best knowledge of DURECT, the use of the SABERTM Delivery System, the DURECT Patent Rights and the DURECT Technology pursuant to the provisions hereof has not and does not infringe the rights of any Third Party or Affiliate in the Territory. As of the Effective Date of this Agreement, to the best knowledge of DURECT, there are no adverse actions, suits, or claims pending or threatened against DURECT or its Affiliates in any court or by or before any governmental body or agency in the Territory with respect to the SABERTM Delivery System, the DURECT Patent Rights or the DURECT Technology.

10.2 Disclaimer of Warranties by DURECT.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE SABER™ DELIVERY SYSTEM, DURECT TECHNOLOGY AND DURECT PATENT RIGHTS LICENSED BY DURECT TO BIOPARTNERS UNDER THIS AGREEMENT ARE PROVIDED “AS IS,” AND DURECT EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.3 Representations and Warranties of BioPartners.

BioPartners represents and warrants to DURECT that:

(a) The execution, delivery and performance of this Agreement by BioPartners shall not, with or without notice or the passage of time or both, result in any violation of or constitute a default under any material contract, obligation or commitment to which BioPartners is a party or by which it is bound, or any statute, rule or governmental regulation applicable to BioPartners. This Agreement constitutes a valid and binding obligation of BioPartners, enforceable in accordance with its terms.

(b) BioPartners is a company duly organized under the laws of Switzerland, and has all requisite legal and corporate power and authority to carry on its business and the performance of its obligations under this Agreement. All corporate action on the part of BioPartners and its officers and directors necessary for the entering into of this Agreement and the performance of BioPartners’ obligations hereunder has been taken.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(c) BioPartners shall perform all of its obligations set forth under this Agreement in compliance with all applicable law in the Territory, including the Good Clinical Practices.

(d) BioPartners has obtained and will maintain at all times during the Term and for so long as any license granted pursuant to Section 8.1 survives, all rights and licenses with respect to the Drug Substance as necessary to develop and commercialize the Drug Product in the Territory. To the best knowledge of BioPartners, the use of the Drug Substance pursuant to this Agreement has not and does not infringe the rights of any Third Party or Affiliate in the Territory. During the Term of this Agreement, should the use of the Drug Substance pursuant to this Agreement infringe the rights of any Third Party or Affiliate in any country of the Territory, then BioPartners shall have [* * *] to resolve such infringement and to obtain the right to use the Drug Substance from the later to occur of (i) the date it becomes aware of such infringement or (ii) first commercial launch of the Drug Product in a Major Market Country. Should such infringement not be resolved by BioPartners within such [* * *] period, then the Parties agree to discuss options to commercialize the Drug Product in such country. As of the Effective Date of this Agreement, to the best knowledge of BioPartners, there are no adverse actions, suits, or claims pending or threatened against BioPartners or its Affiliates in any court or by or before any governmental body or agency in the Territory with respect to the Drug Substance.

10.4 Disclaimer of Warranties by BioPartners.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE DRUG SUBSTANCE IS PROVIDED “AS IS,” AND BIOPARTNERS EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE XI

INDEMNIFICATION

11.1 Indemnification by BioPartners.

BioPartners shall at all times, during and after the Term of this Agreement, indemnify and hold harmless DURECT and its Affiliates and their respective directors, officers, employees, scientific advisors and consultants against any and all claims, losses, damages and liabilities, including reasonable attorneys’ fees and costs (“Losses”), arising out of or resulting from (i) any breach of any representation, warranty or covenant by BioPartners under this Agreement, (ii) the negligence or willful misconduct of BioPartners or any of its respective directors, officers and employees or (iii) the development, manufacture, market, import, use or sale of the Drug Product or the Drug Substance by BioPartners or its Sublicensees or Affiliates pursuant to this Agreement, including without limitation any and all product liability and intellectual property infringement claims. The foregoing indemnity obligation shall not apply to the extent that any such claim, loss, damage, liability or Third Party claim or suit is covered by DURECT’s indemnity obligation under Section 11.2 hereof, as to which Losses each Party shall indemnify the other Party to the extent of their respective liability for the Losses.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

11.2 Indemnification by DURECT.

DURECT Corporation and SBS shall jointly and severally at all times, during and after the Term of this Agreement, indemnify and hold harmless BioPartners and its Affiliates and their respective directors, officers, employees, scientific advisors and consultants against any and all Losses arising out of or resulting from (i) any breach of any representation, warranty or covenant by DURECT Corporation or SBS under this Agreement, (ii) the negligence or willful misconduct of DURECT Corporation or SBS or any of their respective directors, officers and employees; (iii) the infringement of a Third Party’s proprietary rights by reason of use of the SABERTM Delivery System, the DURECT Patent Rights or the DURECT Technology in accordance with the terms hereof, provided that such claim or suit does not arise from the use of the Drug Substance in connection with a controlled release technology generally; and (iv) the development, manufacture, market, import, use or sale of the SABER™ Ingredients, including without limitation any and all product liability and intellectual property infringement claims. The foregoing indemnity obligation shall not apply to the extent that such claim, loss, damage, liability or Third Party claim or suit is covered by BioPartners’ indemnity obligation under Section 11.1 hereof, as to which Losses each Party shall indemnify the other Party to the extent of their respective liability for the Losses.

11.3 Obligations of the Party Seeking to Be Indemnified.

If DURECT or BioPartners or any of their respective Affiliates, directors, officers or employees (each an “Indemnified Party”) receives any written claims which it believes is the subject of indemnity hereunder by DURECT or BioPartners, as the case may be (in each case an “Indemnifying Party”), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party except to the extent that the Indemnifying Party is injured by such delay. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim at the cost of the Indemnifying Party. If the Indemnifying Party does not assume the defense of such claim or, having done so, does not diligently pursue such defense, the Indemnified Party may assume such defense, with counsel of its choice, but at the cost and for the account of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be for the account of the Indemnified Party. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all out-of-pocket costs of such assistance shall be for the account of the Indemnifying Party. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; provided that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

ARTICLE XII

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

OWNERSHIP OF INTELLECTUAL PROPERTY, PATENT PROSECUTION,

ENFORCEMENT AND INFRINGEMENT

12.1 Patent Prosecution and Maintenance.

(a) All rights to the DURECT Patent Rights and the DURECT Technology which are now or hereafter owned or licensed by DURECT will continue to be owned or licensed by DURECT, and BioPartners will not file any Patents with respect to such the DURECT Patent Rights and the DURECT Technology, except as agreed by DURECT in writing. Subject to DURECT’s right to abandon or elect not to apply for such Patents, DURECT shall, at its sole expense and discretion, prepare, file, prosecute, defend and maintain all Patents in the Territory with respect to the DURECT Patent Rights and the DURECT Technology which are owned by DURECT. DURECT will consult with BioPartners and its patent counsel regarding all such matters relating to such Patents which cover the Drug Product in the Territory and will take into account in good faith BioPartners’ reasonable requests and comments in order to obtain the maximum patent protection reasonably obtainable for the Drug Product. DURECT will have the right, in its sole discretion, in good faith, to abandon any Patent in any country or to elect not to apply for a Patent in any country; provided, however that with respect to any Patent which covers the Drug Product in the Territory [* * *].

(b) All rights to the BioPartners Patent Rights and the BioPartners Technology which are now or hereafter owned or licensed by BioPartners will continue to be owned or licensed by BioPartners and DURECT will not file any Patents with respect to the BioPartners Patent Rights and the BioPartners Technology, except as agreed by BioPartners in writing.

12.2 Notification of Infringement.

If either Party learns of an infringement or threatened infringement by a Third Party of any DURECT Patent Rights, DURECT Technology, BioPartners Patent Rights or BioPartners Technology in the Territory, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

12.3 Patent Enforcement.

As between DURECT and BioPartners, DURECT shall have the first right, but not the duty, to institute infringement actions against Third Parties based on any DURECT Patent Rights or DURECT Technology in the Territory. If DURECT does not institute an infringement proceeding against an offending Third Party based on DURECT’s Patent Rights or DURECT Technology in the Field in the Territory within [* * *] months after receipt of written notice from BioPartners, BioPartners shall have the right, but not the duty, to institute such an action, provided, however, that notwithstanding the foregoing, if DURECT notifies BioPartners during such four-month period that it disputes in good faith whether such Third Party is infringing DURECT Patent Rights or DURECT Technology in the Field in the Territory, then the Parties shall refer such matter to a mutually acceptable independent patent counsel. The patent counsel will be asked to render his or her opinion on the matter within [* * *] days after referral. In the event the patent counsel renders an opinion, based on all facts available to him or her, that the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Third Party is infringing the DURECT Technology and DURECT Patents in the Field in the Territory, then BioPartners may, at its election, initiate an action against such Third Party. If the patent counsel renders an opinion, based on all facts available to him or her, that the Third Party is not infringing the DURECT Technology and DURECT Patents in the Field in the Territory, then BioPartners may not initiate an action against such Third Party. The Party against whom the opinion is rendered shall bear all costs associated with the use of the patent counsel. The costs and expenses of any infringement action (including fees of attorneys and other professionals) brought against a Third Party under this Section 12.3 shall be borne by the Party instituting the action, or, if the Parties elect to cooperate in instituting and maintaining such action, such costs and expenses shall be borne by the Parties in such proportions as they may agree in writing. Each Party shall execute all necessary and proper documents and take such actions as shall be appropriate to allow the other Party to institute and prosecute such infringement actions. Any award paid by Third Parties as a result of such an infringement action (whether by way of settlement or otherwise), shall be paid to [* * *].

12.4 Infringement of Third Party Rights and Licenses from Third Party.

(a) If either Party identifies or receives notice of an infringement or potential infringement of a Third Party’s patent(s) as a result of the development or commercialization of the Drug Product under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such potential infringement.

(b) Without limiting Article XI, in the event that during the Term any Third Party institutes against DURECT or BioPartners any action that alleges that the use of the SABERTM Delivery System, the DURECT Patent Rights or the DURECT Technology in accordance with the terms hereof infringes the intellectual property rights held by such Third Party, then, as between DURECT and BioPartners and its Affiliates and Sublicensees, DURECT, at its sole expense, shall have the right to contest, and assume direction and control of the defense of, such action, including the right to settle such action on terms determined by DURECT; provided that in no event shall DURECT enter into any settlement that adversely affects the interests of BioPartners or its Affiliates, without BioPartners’ prior written consent, which shall not be unreasonably withheld. BioPartners, at DURECT’s expense, shall use all reasonable efforts to assist and cooperate with DURECT as reasonably requested by DURECT in such action. If, as a result of any such action, a judgment is entered by a court of competent jurisdiction from which no appeal can be taken or from which no appeal is taken within the time permitted for appeal, or a settlement is entered into by DURECT, such that any of the SABERTM Delivery System, the DURECT Patent Rights, and the DURECT Technology cannot be used in accordance with this Agreement in a country without infringing the intellectual property rights of such Third Party, then BioPartners shall have the right either to (i) terminate this Agreement effective immediately or (ii) obtain a license from such Third Party or require DURECT to obtain a license from such Third Party in such country and at BioPartners’ sole discretion, to offset the cost of such license against any royalties owed to DURECT in such country hereunder, provided that the cumulative amount offset by BioPartners pursuant to this Section 12.4(b) shall not exceed [* * *] of the royalty rate then payable by BioPartners in such country hereunder.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(c) Without limiting Article XI, in the event that during the Term any Third Party institutes against DURECT or BioPartners any action that alleges that the use of the Drug Substance, BioPartners Patent Rights or the BioPartners Technology in the Territory in accordance with the terms hereof infringes the intellectual property rights held by such Third Party, then, as between DURECT and BioPartners, BioPartners, at its sole expense, shall have the sole obligation to contest, and assume direction and control of the defense of, such action, including the right to settle such action on terms determined by BioPartners; provided that in no event shall BioPartners enter into any settlement that adversely affects the interests of DURECT or its Affiliates, whether under this Agreement or otherwise, without DURECT’s prior written consent, which shall not be unreasonably withheld or delayed. DURECT, at BioPartners’ expense, shall use all reasonable efforts to assist and cooperate with BioPartners as reasonably requested by BioPartners in such action. If, as a result of any such action, a judgment is entered by a court of competent jurisdiction from which no appeal can be taken or from which no appeal is taken within the time permitted for appeal, or a settlement is entered into by BioPartners, such that BioPartners cannot develop or commercialize the Drug Product in a country in the Territory, then DURECT shall have the right to terminate the rights granted to BioPartners under Section 8.1 with respect to such country and such country shall thereafter no longer be included in the Territory.

12.5 Ownership and Inventions.

(a) All rights, title and interest in and to the DURECT Patent Rights and the DURECT Technology shall be exclusively owned by DURECT. Without regard to inventorship, all Inventions that relate to [* * *] thereof shall be solely owned by DURECT. In addition, without regard to inventorship, all Inventions relating to [* * *] (“Combination Inventions”) shall be solely owned by DURECT, provided that [* * *]. The Inventions owned by DURECT under this Section 12.5(a) shall be referred to herein as “DURECT Inventions” and shall be deemed DURECT Technology. BioPartners hereby assigns and conveys to DURECT, all of its rights, title and interest in and to any DURECT Inventions developed by or on behalf of BioPartners. BioPartners shall require that its scientists and research, development and technical personnel involved in the performance of this Agreement to deliver such assignments, confirmations of assignments or other written instruments as are necessary to vest in DURECT clear and marketable title to such DURECT Inventions. Upon DURECT’s request and at DURECT’s cost, BioPartners agrees to execute and deliver all papers and perform all acts which are reasonably necessary in order for DURECT to secure, maintain and enforce any patents for said Inventions in any country.

(b) All rights, title and interest in and to the BioPartners Patent Rights and the BioPartners Technology shall be exclusively owned by BioPartners. Without regard to inventorship, all Inventions that relate to [* * *] shall be solely owned by BioPartners. The Inventions owned by BioPartners under this Section 12.5(b) shall be referred to herein as “BioPartners Inventions” and shall be deemed BioPartners Technology. DURECT hereby assigns and conveys to BioPartners, all of its rights, title and interest in and to any BioPartner Inventions developed by or on behalf of DURECT. DURECT shall require that its scientists and research, development and technical personnel involved in the performance of this Agreement to deliver such assignments, confirmations of assignments or other written instruments as are

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

necessary to vest in BioPartners clear and marketable title to such BioPartners Inventions. Upon BioPartners’ request and at BioPartners’ cost, DURECT agrees to execute and deliver all papers and perform all acts which are reasonably necessary in order for BioPartners to secure, maintain and enforce any patents for said Inventions in any country.

12.6 Ownership of Data and Drug Product Registrations.

(a) All rights, title, and interest in and to any information or data, included in the DURECT Technology shall be owned by DURECT.

(b) All rights, title, and interest in and to any information or data, included in the BioPartners Technology shall be owned by BioPartners.

(c) All rights, title, and interest in and to any information or data which is developed or collected solely or jointly by the Parties as part of the [* * *]shall be owned jointly by the Parties.

(d) All rights, title, and interest in and to any other information or data which is developed or collected solely or jointly by the Parties under this Agreement other than that defined in 12.6 (a), (b) and (c) above shall be owned solely by BioPartners. All rights, title, and interest in and to the Drug Product Registrations developed or collected solely or jointly by the Parties during the Term of this Agreement shall be owned exclusively by BioPartners. In the event that DURECT requests access to such information and data owned by BioPartners, [* * *].

12.7 Ownership of Information related to Intellectual Property.

Any and all information and material, including any and all intellectual property rights therein and thereto, assigned to a Party pursuant to the terms of this Agreement shall constitute Confidential Information of such Party which shall be deemed the disclosing Party with respect to such Confidential Information.

ARTICLE XIII

CONFIDENTIALITY

13.1 Confidentiality.

Subject to Section 13.2, during the Term of this Agreement and for [* * *] years thereafter, each Party shall maintain in confidence all information and materials of a confidential or proprietary nature disclosed by the other Party pursuant to the this Agreement, including, information relating to the SABER™ Delivery System, the Drug Product, the Drug Substance, the DURECT Patent Rights, the DURECT Technology, the BioPartners Patent Rights and the BioPartners Technology, whether provided by either Party to the other Party prior to or after the Effective Date (“Confidential Information”), and shall not use such information or materials for any purpose except as permitted by this Agreement, or disclose the same to anyone other than those of its Sublicensees, employees, consultants, agents or subcontractors as are necessary in connection with such Party’s activities as contemplated in this Agreement. Each Party shall

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

obtain a written agreement from any of its Sublicensees, employees, consultants, agents and subcontractors, prior to receipt of such information or materials, to hold in confidence and not make use of such information or materials for any purpose other than as permitted by this Agreement.

13.2 Disclosure.

The obligation of confidentiality contained in this Agreement shall not apply to the extent that:

(a) the Party receiving confidential information from the other Party (the “Recipient”) is required to disclose such information by order or regulation of a governmental agency or a court of competent jurisdiction, or under the securities laws of any jurisdiction or the rules of the U.S. Securities and Exchange Commission or any stock exchange upon which its securities are listed, except that the Recipient will not make any such disclosure (other than as required under the securities laws of any jurisdiction or the rules of the U.S. Securities and Exchange Commission or any stock exchange upon which its securities are listed) without first notifying the other Party and (i) upon the request of the other Party, preparing and submitting in good faith a request for confidential treatment pursuant to the United States securities laws or other equivalent law in the Territory covering such information as shall be identified as confidential by the other Party and (ii) allowing the other Party a reasonable opportunity to seek injunctive relief from (or protective order with respect to) the obligation to make such disclosure;

(b) the Recipient can demonstrate that (i) the disclosed information was at the time of such disclosure to the Recipient already in (or thereafter enters) the public domain other than as a result of actions of the Recipient or its Affiliates, employees, Sublicensees, consultants, agents or subcontractors in violation hereof; (ii) the disclosed information was rightfully known by the Recipient (as shown by its written records) prior to the date of disclosure to the Recipient in connection with the negotiation, execution or performance of this Agreement; (iii) the disclosed information was received by the Recipient on an unrestricted basis from a source unrelated to any Party to this Agreement and who is not under a duty of confidentiality to the other Party; or (iv) the disclosed information was independently developed by the Recipient without use of the disclosing Party’s information and

(c) disclosure is made to a government regulatory agency as part of such agency’s drug marketing approval process.

13.3 Publicity.

Except as otherwise provided in this Agreement (including without limitation Section 13.2) or required by law or regulation, no Party will originate any publication, news release or other public announcement, written or oral, whether in the public press, stockholders’ reports or otherwise, relating to this Agreement or to any sublicense under this Agreement, or to the performance under this Agreement or under any sublicense under this Agreement, without the prior written approval (including E-mail) of the other Party, which approval shall not be unreasonably withheld or delayed.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ARTICLE XIV

INSURANCE

14.1 Insurance.

(a) BioPartners shall, at its sole cost and expense, procure and maintain comprehensive general liability insurance and products liability insurance policies from a qualified insurance company which has a superior rating from a recognized rating service, with minimum limits of $[* * *] for combined bodily injury and property damage. Notwithstanding the foregoing, BioPartners shall have no obligation to purchase product liability insurance until the commencement of the Clinical Program.

(b) DURECT Corporation and SBS shall, in combination and at their sole cost and expense, procure and maintain comprehensive general liability insurance and products liability insurance policies from a qualified insurance company which has a superior rating from a recognized rating service, with minimum limits of US $[* * *] for combined bodily injury and property damage.

(c) Each Party shall have its insurance carrier or carriers furnish to the other Party certificates that all insurance required under this Agreement is in force, such certificates to indicate any deductible and/or self-insured retention and the effective expiration dates of the policies, and such certificates to stipulate that the other Party shall be given thirty (30) days written notice of all cancellation or non-renewal of the policy.

ARTICLE XV

TERM AND TERMINATION

15.1 Term.

(a) This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall terminate upon the termination of all licenses granted to BioPartners pursuant to Section 8.1 above (“Term”).

15.2 Termination Without Cause.

BioPartners may terminate this Agreement without cause upon [* * *] days prior written notice to DURECT.

15.3 Termination For Cause.

Subject to Section 15.5, either Party (the “Non-Breaching Party”) may terminate this Agreement if (i) the other Party (the “Breaching Party”) does not comply with any of its material obligations under this Agreement (including the breach of any representation or warranty set forth in Article X), (ii) the Non-Breaching Party gives notice to the Breaching Party specifying the nature of the default and requiring the Breaching Party to cure the default, and (iii) the default

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

is not cured by the Breaching Party within [* * *] days after the receipt of such notice (or if such default cannot reasonably be cured within such [* * *] period, then one additional [* * *] period if the Breaching Party has commenced and diligently continued actions to cure such default during such initial [* * *] period), in which event the Agreement shall terminate upon the expiration of such applicable cure period. Breach of a representation or warranty set forth in Article or failure to pay any amounts due under this Agreement within [* * *] after written notice that such amounts are overdue shall be deemed a material breach of this Agreement. The right to terminate shall be in addition to and not in substitution for any other available remedy at law or in equity

15.4 Termination for Insolvency

Subject to Section 15.5, either Party may terminate this Agreement upon written notice if, at any time, (i) the other Party shall file in any court or agency pursuant to any statute or regulation of the United States or of any foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or (ii) the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [* * *] days after the filing thereof, or (iii) if the other Party shall make an assignment for the benefit of creditors. The Agreement shall terminate [* * *] days after the delivery of such notice by the terminating Party. The right to terminate shall be in addition to and not in substitution for any other available remedy at law or in equity.

15.5 Effects of Termination.

(a) Upon expiration or termination of this Agreement for any reason other than by DURECT pursuant to Section 15.3, and provided that BioPartners has commenced marketing of the Drug Product hereunder, BioPartners and its Affiliates and Sublicensees shall have the right to continue to sell all inventory of the Drug Product in such country for a period of [* * *] months from and after the effective date of such termination. Royalties consistent with the provisions of Section 8.1 shall continue to paid to DURECT with respect to such continuing sales.

(b) In the event that BioPartners terminates the Agreement in accordance with Section 15.3 due to a breach by DURECT of a material obligation set forth under this Agreement, then:

(i) [* * *],

(ii) [* * *]; and

(iii) [* * *].

(c) In the event of the termination of this Agreement (or any country within the Territory) by BioPartners, BioPartners shall pay DURECT in accordance with the terms hereof all amounts due and payable under this Agreement through the date of termination and

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

for all costs not refundable to DURECT in respect of which DURECT reasonably made commitments in connection with the performance of its obligations hereunder before the date of delivery of such notice of termination.

(d) Termination or expiration of this Agreement shall not relieve any Party of any obligations or liabilities arising prior to the effective date of termination or expiration.

15.6 Return of Records and Data.

Within thirty (30) days after the termination or expiration of this Agreement, each Party shall promptly return to the other Party all tangible copies of Confidential Information received from the other Party except that each Party may keep one copy of any Confidential Information received from the other Party solely for monitoring its confidentiality obligations hereunder.

15.7 Surviving Provisions.

The Parties’ rights and obligations under Articles XI, XIII, XVI and XVII and Sections 2.6, 5.2(f), 5.2 (g), 5.2(h), 9.3-9.4, 12.5-12.7 and 15.5-15.7 shall survive any termination or expiration of this Agreement.

ARTICLE XVI

DISPUTE RESOLUTION

16.1 Arbitration.

Except for disputes, controversies or claims relating to the ownership of intellectual property rights or the scope of the licenses granted in Article VIII, and subject to Section 16.2, any dispute, controversy or claim arising under, out of or in connection with this Agreement, including any subsequent amendments, shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce then in force on the date of commencement of the arbitration by three (3) arbitrators appointed in accordance with those Rules. The award rendered shall be final and binding on the Parties. Judgment upon the award may be entered in any court having jurisdiction. The place of arbitration shall be in New York, New York, U.S.A. The law of the State of New York shall be applied. The language to be used in the arbitral proceedings shall be English.

16.2 Pre-Arbitration Dispute Resolution.

No dispute under this Agreement shall be referred to arbitration under Section 16.1 until the following procedures have been satisfied. A designated representative of BioPartners and DURECT shall meet as soon as practicable, as reasonably requested by either Party to review any dispute with respect to the interpretation of any provision of this Agreement or with respect to the performance of either Party under this Agreement. If the dispute is not resolved by the designated representatives by mutual agreement within thirty (30) calendar days after a meeting to discuss the dispute, either Party may at any time thereafter provide the other Party written

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

notice specifying the terms of such dispute in reasonable detail and notifying the other Party of its decision to institute arbitration proceedings under Section 16.1.

16.3 Provisional Remedy.

Nothing in this Agreement shall limit the right of either Party to seek to obtain in any court of competent jurisdiction any interim relief or provisional remedy, including injunctive relief. Seeking or obtaining such interim relief or provisional remedy in a court shall not be deemed a waiver of this Agreement to arbitrate.

16.4 Disputes Related to Intellectual Property Rights and the License Grants.

Any and all disputes, controversies or claims relating to the ownership of intellectual property rights or the scope of the licenses granted under Article VIII shall be subject to the exclusive venue and jurisdiction of the state and federal courts of competent jurisdiction located in the State of New York, U.S.A. The Parties hereby consent to the exclusive venue and jurisdiction of such courts for such disputes, controversies or claims.

ARTICLE XVII

MISCELLANEOUS

17.1 Assignment.

Neither this Agreement nor any interest or obligation hereunder may be assigned or delegated by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except that either Party may assign this Agreement, in whole but not in part, to any successor by merger, acquisition or sale of substantially all of its assets to which this Agreement relates, provided that no such assignment shall release the assigning Party from any liability hereunder incurred prior to the date of such assignment. Subject to the foregoing, this Agreement shall be binding upon the successors and permitted assigns of the Parties. A Party shall not assign or otherwise transfer any of its patent rights to a Third Party such that such assignment or transfer restricts, in whole or in part, the rights of the other Party under this Agreement. Any assignment not in accordance with this Section 17.1 shall be void.

17.2 Entire Agreement.

This Agreement (including the Exhibits thereto) constitutes the entire Agreement between the Parties hereto with respect to the within subject matter and supersedes all previous Agreements, whether written or oral. This Agreement shall not be changed or modified orally, but only by an instrument in writing signed by authorized representatives of both Parties.

17.3 Severability.

In the event that any provision of this Agreement is determined to be invalid or unenforceable for any reason, such provision shall be deemed inoperative only to the extent that

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

it violates or conflicts with law or public policy, and such provision shall be deemed modified to the extent necessary to conform to such law or policy. All other provisions of this Agreement shall remain in full force and effect.

17.4 Notices.

Any notice or report required or permitted to be given under this Agreement shall be in writing and shall be sent by facsimile and confirmed by prepaid, registered or certified mail, return receipt requested, or other reputable international courier service, to the address as follows and shall be effective upon the earlier of receipt, as evidenced by the return receipt or delivery receipt, or three (3) days after such mailing:

If to DURECT:	DURECT Corporation 10240 Bubb Road Cupertino, California 95014 Attn:General Counsel Fax: (408) 777-3577

If to SBS:	Southern BioSystems, Inc. 756 Tom Martin Drive Birmingham, Alabama 35211 Attn:President Fax: (205) 917-2296

If to BioPartners:	BioPartners, GmbH Baarermatte 6340 Baar Switzerland Attn:Brian O’Callaghan Fax:+41 (0) 41 766 20 81

Copies to:	Coudert Brothers LLP 1114 Avenue of the Americas New York, New York 10036-7703 Attn:Edwin S. Matthews, Jr., Esq. Fax: (212) 626-4120

or at such other address as DURECT Corporation, SBS or BioPartners shall have furnished to the other in writing.

17.5 Choice of Law.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without giving effect to the principles of conflicts of laws thereof.

17.6 Waiver.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the Party waiving compliance.

17.7 Force Majeure.

No failure or omission by the Parties in the performance of any obligation according to this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of the Party, including strikes, riots, war, terrorism, acts of God, invasion, fire, explosion, floods, delay of carrier, shortage or failure in the supply of materials, energy shortage and acts of government or governmental agencies or instrumentalities. In the event that due to force majeure either Party hereto shall be delayed or hindered in or prevented from the performance of its duties or doing acts required under the terms of this Agreement and such Party provides written notice to the other Party promptly upon the occurrence of the force majeure event, the performance of such act, shall be excused for the period of the delay. Notwithstanding the aforementioned, the Party subject to force majeure shall take all reasonable steps to resolve the condition(s) forming the basis of force majeure. In the event that the performance of a Party is excused pursuant to this Section 17.7 for more than ninety (90) days due to a force majeure event, the other Party shall have the right to terminate this Agreement upon written notice.

17.8 Headings.

The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.

17.9 Counterparts.

This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a Party hereto shall constitute a valid and binding execution and delivery of this Agreement by such Party. Such facsimile copies shall constitute enforceable original documents.

17.10 Relationship of Parties.

The Parties shall be deemed to be independent contractors. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, without the prior written consent of the other Party.

17.11 Limitation of Liability.

EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE XI OR FOR BREACH OF ARTICLE XIII, IN NO EVENT SHALL EITHER PARTY

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE).

17.12 No Implied Licenses.

Nothing in this Agreement is or shall be construed as granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of DURECT, regardless of whether such patents or other rights are dominant or subordinate to any patent within the DURECT Patent Rights or DURECT Technology.

17.13 No Third Party Beneficiaries.

There are no third party beneficiaries under this Agreement.

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***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

IN WITNESS WHEREOF, the Parties have duly caused this Agreement to be executed as of the Effective Date.

DURECT CORPORATION

By:

Name:Felix Theeuwes
Title:Chairman & Chief Scientific Officer

SOUTHERN BIOSYSTEMS, INC.

By:

Name:Arthur J. Tipton
Title:Vice President

BIOPARTNERS, GMBH

By:

Name:Brian O’Callaghan
Title:General Manager

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit I

Warrant Agreements

[attached]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. CS-[__]	Number of Shares:
Date of Issuance: [________ __, 200_]	as set forth below

DURECT CORPORATION

Common Stock Purchase Warrant

DURECT Corporation (the “Company”), for value received, hereby certifies that BioPartners, GmbH (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof but in no event after the Expiration Date (as defined in Section 5 below), a number shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, equal to the quotient obtained by dividing (a) [* * *] by (b) the Purchase Price, rounded down to the nearest whole share. This Warrant is issued pursuant to the Development and License Agreement dated_________ __, 2002 between the Company and the Registered Holder (the “License Agreement”) and is subject to the terms and conditions of the License Agreement. Capitalized terms not otherwise defined shall have the meaning assigned to them in the License Agreement. The purchase price shall be $______ per share which represents the closing sale price of the Company’s Common Stock as quoted on The Nasdaq National Market on___________ __, 200_, the date of grant of this Warrant, which shall be the date of the [* * *]. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1. Exercise.

(a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder. The Registered Holder agrees and acknowledges that the terms of Exhibit A, including Section E thereof, are an integral part of this Warrant, and that such agreement is partial consideration for the issuance of this Warrant and the Warrant Stock upon exercise thereof.

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

X = Y (A - B)

       A

Where	X = The number of shares of Common Stock to be issued to the Registered Holder.
Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).
A = The fair market value of one share of Common Stock (at the date of such calculation).
B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall be deemed to be the average of the closing prices as quoted on The Nasdaq National Market, over a thirty (30) day period ending three days before the date of calculation.

(d) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

2. Adjustments.

(a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the date (the “Expiration Date”) that is the thirty-six month anniversary of the date of grant of this warrant.

6. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. [Reserved]

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

DURECT CORPORATION

By

Address:

Fax Number:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

EXHIBIT A

PURCHASE/EXERCISE FORM

To: DURECT Corporation	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-[            ], hereby irrevocably elects to (a) purchase              shares of the Common Stock covered by such Warrant and herewith makes payment of $             , representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for              shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 1(c) of such Warrant. Capitalized terms not otherwise defined herein shall have the meanings given in the Warrant.

The undersigned acknowledges that:

A. The Warrant Stock to be acquired by the undersigned will be acquired for investment for the undersigned’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this form, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrant Stock. The undersigned has not been formed for the specific purpose of acquiring the Warrant Stock.

B. The undersigned understands that the Warrant Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the undersigned’s representations as expressed herein. The undersigned understands that the Warrant Stock is “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the undersigned must hold the Warrant Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The undersigned acknowledges that the Company has no obligation to register or qualify the Warrant Stock for resale. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant Stock, and on requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation and may not be able to satisfy.

C. The undersigned understands that the Warrant Stock and any securities issued in respect of or exchange for the Warrant Stock, may bear one or all of the following legends:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

D. The undersigned is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Signature:_____________________

Name (print):___________________

Title (if applic.)_________________

Company (if applic.):_____________

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

-ii-

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                                        hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address/Fax Number	No. of Shares

Dated:	Signature:

Witness:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. CS-[ ]	Number of Shares:
Date of Issuance: [ , 200_]	as set forth below

DURECT CORPORATION

Common Stock Purchase Warrant

DURECT Corporation (the “Company”), for value received, hereby certifies that BioPartners, GmbH (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof but in no event after the Expiration Date (as defined in Section 5 below), a number shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, equal to the quotient obtained by dividing (a) [* * *] by (b) the Purchase Price, rounded down to the nearest whole share. This Warrant is issued pursuant to the Development and License Agreement dated                          , 2002 between the Company and the Registered Holder (the “License Agreement”) and is subject to the terms and conditions of the License Agreement. Capitalized terms not otherwise defined shall have the meaning assigned to them in the License Agreement. The purchase price shall be $             per share which represents the closing sale price of the Company’s Common Stock as quoted on The Nasdaq National Market on                          , 200_, the date of grant of this Warrant, which shall be the date of the [* * *]. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1. Exercise.

(a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder. The Registered Holder agrees and acknowledges that the terms of Exhibit A, including Section E thereof, are an integral part of this Warrant, and that such agreement is partial consideration for the issuance of this Warrant and the Warrant Stock upon exercise thereof.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

X = Y (A - B)

        A

Where	X = The number of shares of Common Stock to be issued to the Registered Holder.

Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall be deemed to be the average of the closing prices as quoted on The Nasdaq National Market, over a thirty (30) day period ending three days before the date of calculation.

(d) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

2. Adjustments.

(a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the date (the “Expiration Date”) that is the thirty-six month anniversary of the date of grant of this warrant.

6. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. [Reserved]

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

DURECT CORPORATION

By

Address:

Fax Number:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

EXHIBIT A

PURCHASE/EXERCISE FORM

To: DURECT Corporation	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-[            ], hereby irrevocably elects to (a) purchase              shares of the Common Stock covered by such Warrant and herewith makes payment of $             , representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for              shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 1(c) of such Warrant. Capitalized terms not otherwise defined herein shall have the meanings given in the Warrant.

The undersigned acknowledges that:

A. The Warrant Stock to be acquired by the undersigned will be acquired for investment for the undersigned’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this form, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrant Stock. The undersigned has not been formed for the specific purpose of acquiring the Warrant Stock.

B. The undersigned understands that the Warrant Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the undersigned’s representations as expressed herein. The undersigned understands that the Warrant Stock is “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the undersigned must hold the Warrant Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The undersigned acknowledges that the Company has no obligation to register or qualify the Warrant Stock for resale. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant Stock, and on requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation and may not be able to satisfy.

C. The undersigned understands that the Warrant Stock and any securities issued in respect of or exchange for the Warrant Stock, may bear one or all of the following legends:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

D. The undersigned is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Signature:

Name (print):

Title (if applic.)

Company (if applic.):

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

-ii-

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                           hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address/Fax Number	No. of Shares

Dated:	Signature:

Witness:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No. CS-[ ]	Number of Shares:
Date of Issuance: [ , 200_]	as set forth below

DURECT CORPORATION

Common Stock Purchase Warrant

DURECT Corporation (the “Company”), for value received, hereby certifies that BioPartners, GmbH (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof but in no event after the Expiration Date (as defined in Section 5 below), a number shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, equal to the quotient obtained by dividing (a) [* * *] by (b) the Purchase Price, rounded down to the nearest whole share. This Warrant is issued pursuant to the Development and License Agreement dated                      , 2002 between the Company and the Registered Holder (the “License Agreement”) and is subject to the terms and conditions of the License Agreement. Capitalized terms not otherwise defined shall have the meaning assigned to them in the License Agreement. The purchase price shall be $             per share which represents the closing sale price of the Company’s Common Stock as quoted on The Nasdaq National Market on                       , 200_, the date of grant of this Warrant, which shall be the date of the [* * *]. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the “Warrant Stock” and the “Purchase Price,” respectively.

1. Exercise.

(a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder. The Registered Holder agrees and acknowledges that the terms of Exhibit A, including Section E thereof, are an integral part of this Warrant, and that such agreement is partial consideration for the issuance of this Warrant and the Warrant Stock upon exercise thereof.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

(b) Effective Time of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above.

(c) Net Issue Exercise.

(i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder’s duly authorized attorney, in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

X = Y (A - B)

        A

Where	X = The number of shares of Common Stock to be issued to the Registered Holder.
Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).
A = The fair market value of one share of Common Stock (at the date of such calculation).
B = The Purchase Price (as adjusted to the date of such calculation).

(ii) For purposes of this Section 1(c), the fair market value of one share of Common Stock on the date of calculation shall be deemed to be the average of the closing prices as quoted on The Nasdaq National Market, over a thirty (30) day period ending three days before the date of calculation.

(d) Delivery to Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

2. Adjustments.

(a) Stock Splits and Dividends. If outstanding shares of the Company’s Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

3. Transfers.

(a) Unregistered Security. Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b) Transferability. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

(c) Warrant Register. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

4. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

5. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the date (the “Expiration Date”) that is the thirty-six month anniversary of the date of grant of this warrant.

6. Notices of Certain Transactions. In case:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. [Reserved]

9. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

13. Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

14. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

DURECT CORPORATION

By

Address:

Fax Number:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

EXHIBIT A

PURCHASE/EXERCISE FORM

To: DURECT Corporation	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-[            ], hereby irrevocably elects to (a) purchase            shares of the Common Stock covered by such Warrant and herewith makes payment of $            , representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for            shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 1(c) of such Warrant. Capitalized terms not otherwise defined herein shall have the meanings given in the Warrant.

The undersigned acknowledges that:

A. The Warrant Stock to be acquired by the undersigned will be acquired for investment for the undersigned’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this form, the undersigned further represents that the undersigned does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrant Stock. The undersigned has not been formed for the specific purpose of acquiring the Warrant Stock.

B. The undersigned understands that the Warrant Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the undersigned’s representations as expressed herein. The undersigned understands that the Warrant Stock is “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the undersigned must hold the Warrant Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The undersigned acknowledges that the Company has no obligation to register or qualify the Warrant Stock for resale. The undersigned further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Warrant Stock, and on requirements relating to the Company which are outside of the undersigned’s control, and which the Company is under no obligation and may not be able to satisfy.

C. The undersigned understands that the Warrant Stock and any securities issued in respect of or exchange for the Warrant Stock, may bear one or all of the following legends:

(a) “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

D. The undersigned is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Signature:

Name (print):

Title (if applic.)

Company (if applic.):

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

-ii-

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                 hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address/Fax Number	No. of Shares

Dated:	Signature:

Witness:

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit II

Clinical Program Milestones

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit III

Schedule of Royalty Payments

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit IV

Research Program Plan

[attached]

Version: SBS Proposal S2006.6 15 October 2002

15 pages

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit V

Countries Not Included Under “Excluded Territory”

The following countries shall not be included in the definition of “Excluded Territory” as such term is used under this Agreement:

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit VI

Manufacturing Costs

DURECT’s fully allocated manufacturing cost shall mean [* * *].

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit VII

DURECT Patent Rights

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit VIII

Drug Product Specifications for Research Program

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.

Exhibit IX

Research Program Milestone

[* * *]

***Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the SEC.